EXHIBIT 10.1

                               SUBLEASE AGREEMENT

      THIS SUBLEASE AGREEMENT (Sublease) made this 23rd day of December, 2002 entered into by and between InterAmerica Technologies, Inc. as Prime Tenant and then successor in interest, Kemron Environmental Services, Inc. now jointly referred to herein as ("Sublandlord") and Telescience International, Inc. (hereafter "Subtenant").

WITNESSETH:

      WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant wishes to sublease from Sublandlord a portion of the space under then Building Lease, attached hereto (hereinafter the "Lease"), in accordance with the terms hereof (hereinafter a portion of the space under the lease shall be referred to as the "Sublease Premises"); and

      WHEREAS, Section VII of the Lease requires the consent of Landlord prior to the sublease of the Sublease Premises and the Sublandlord and the Subtenant desire to obtain the Landlord's consent try such sublease and to set forth their understandings with respect to the terms of the sublease as more particularly described herein.

      NOW THEREFOR, the parties hereto agree as follow;

1.    SUBLEASE

      Sublandlord agrees to sublease to Subtenant, and Subtenant agrees to sublease from Sublandlord the Sublease Premises in accordance with all the terms and conditions contained in the Lease, except as otherwise specifically provided for herein; and such terms and conditions are hereby incorporated herein as terms and conditions of this Sublease, with each reference to Landlord and Tenant in such Lease to be deemed to refer to Sublandlord and Subtenant; and, together with all the following paragraph set forth in this Sublease Agreement, shall constitute the complete terms and conditions of this Sublease Agreement. In the event of any conflict between the Sublease and the Lease the Specific of the Lease shall govern.

2.    SUBLEASED PREMISES

      For purposes of this Agreement, the "Sublease Premises" consists of approximately 4,687 rentable square feet on the twelfth (12th) floor at 8150 Leesburg Pike, Vienna, Virginia and is a portion of the office space currently occupied by Kemron, Ind. The Sublease Premises shall be shown on Exhibit A.

3.    TERM

      The term of this Sublease Agreement shall be for a period of approximately eighteen and one-half (18 1/2) months commencing on or about January 15, 2003 (the "Commencement Date") and terminating on July 31, 2004 (the "Termination Date") [unless sooner terminated herein provided]. The actual commencement date shall be adjusted to the actual date of Sublandlord's delivery of the Sublease Premises to Subtenant.

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4.    BASE RENT

      Subtenant ,agrees to pay to Sublandlord a monthly rent hereunder payable in equal monthly installments based on an annual rental of nineteen dollars and fifty cents ($19.50) per square foot multiplied by the rentable square footage as determined in Paragraph 2.

      At the beginning of the second sublease year, the base rent shall be increased by three percent (3%).

5.    OPERATING EXPENSE AND REAL ESTATE TAX PASSTHROUGHS

      Sublandlord shall waive any increases in operating expenses and real estate taxes for the initial term of this Sublease.

6.    CONDITION OF SPACE AT OCCUPANCY

      Subtenant agrees to sublease said space in its "as is" condition, except that Sublandlord shall remove one wall in the storage area to create a reception area.

7.    CONDITION OF SPACE AT TERMINATION

      Upon the expiration, or termination of the term of this Sublease Agreement, Subtenant shall deliver possession of the Sublease Premises to Sublandlord in the same general condition as of the Commencement Date of the Sublease, subject to ordinary wear and tear.

8.    COVENANTS OF SUBLANDLORD AND SUBTENANT

      The parties agree that the Lease attached thereto is incorporated herein by reference. Subtenant agrees that it shall, at all times, keep, observe, and perform the obligations to be performed by Sublandlord as Tenant under the Lease with, respect to the Sublease Premises.

9.    ASSIGNMENT AND SUBLETTING

      Subtenant shah not sublease or assign this Sublease Agreement or any portion thereof without prior written consent of Sublandlord, and such consent shall not be unreasonably withheld, conditioned or delayed. Any sublease by Subtenant shall be subject to the terms of the Lease.

10.   BROKERS

      Sublandlord and Subtenant both represent and warrant that they have not employed any brokers in carrying on the negotiations of this Sublease Agreement except The Fred Ezra Company and Charles E. Smith Commercial Realty. Sublandlord agrees to pay brokers a leasing fee per a separate agreement.

11.   SECURITY PAYMENT

      The value of three (3) months rent in cash shall be paid by Subtenant to Sublandlord concurrently with the execution of this sublease two (2) months of which shad be held as security throughout the Lease with the remaining one (1) month applied to the first month of base rent. Within thirty (30) days after the expiration of the term hereof, the Sublandlord shall (provided the Subtenant is not in default under the terms hereof) refund the security deposit to the Subtenant, less such portion thereof as the Sublandlord shall have applied to make good any default by the Subtenant with respect to any of the Subtenant's obligations, covenants, conditions or agreements under this Sublease, and/or to restore the Sublet premises to it's original condition per Paragraph 7 herein.

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12.   USE OF DEMISED PREMISES

      Subtenant shall use and occupy the demised premises solely for general office purposes.

13.   NOTICES

      All notices demands, or requests between Sublandlord and Subtenant shall be in [full compliance with section 24.6 of the lease] writing by certified mail, addressed as follows:

[If to the Sublandlord]
Mr. Juan Gutierrez
InterAmerica Technologies, Inc.
8150 Leesburg Pike
Suite 1400
Vienna, Virginia 22182

[If to the Tenant]
Telescience International, Inc.
8150 Leesburg Pike
Suite 1200
Vienna, Virginia 22182
Attn: Mr. L. Carl Jacobsen

14.   PARKING

      Sublandlord shall provide Subtenant with fourteen (14) free parking spaces throughout the term of this Sublease.

15.   ENTIRE AGREEMENT

      This Agreement, embodies the entire agreement of tie Sublandlord and the Subtenant with respect to the subject matter of this Agreement, and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Agreement. There are no agreements or understandings with respect to the subject matter of this Agreement which are not set forth in this Agreement. This Agreement may be modified only by a written instrument duly executed by the Sublandlord and the Subtenant.

16.   BINDING EFFECT

      The terms and provisions of this Agreement will inure to the benefit of, and will be minding upon, the successors, assigns, personal representatives and heirs, of the Sublandlord and the Subtenant.

17.   SEVERABILITY

      If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to by invalid, void or unenforceable, then, such term, provision, covenant or condition shall be interpreted so as to be enforceable to the fullest extent permitted by law, and the remaining terms, provisions, covenants and conditions contained herein shall not be affected thereby.

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18.   HEADINGS

      The headings of the sections and subsections used in this Agreement are inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this agreement.

19.   WAIVER

      No waiver whatsoever shall be valid unless in writing and signed by the party so waiving and then only to the extent in such writing specifically set forth. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise hereunder.

20.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

      This Sublease and all rights, duties, and obligations arising hereunder are expressly contingent upon Atlantic Realty Companies or its successor (Landlord) approving this Sublease. Sublandlord and Subtenant agree that if the Landlord fails or refuses to approve this Sublease within thirty (30) days of the execution of this Sublease, or if the Landlord substantially modifies the terms of this Sublease, then Sublandlord shall have the right, but not the obligation, to terminate this Sublease and neither party shall have any further liability hereunder.

      IN WITNESS WHEREOF, the parties have executed this Sublease Agreement as of the day and year first above written.

WITNESS/ATTEST                          SUBTENANT
                                        Telescience International. Inc.


___________________________________     Signature:______________________________

                                        By:_____________________________________

                                        Title:__________________________________

                                        Date:___________________________________

WITNESS/ATTEST                          SUBLANDLORD
                                        InterAmerica Technologies, Inc.
                                        Kemron Environmental Services, Inc.


___________________________________     Signature:______________________________

                                        By:_____________________________________

                                        Title:__________________________________

                                        Date:___________________________________


WITNESS/ATTEST                          LANDLORD
                                        Atlantic Realty Companies


___________________________________     Signature:______________________________

                                        By:_____________________________________

                                        Title:__________________________________

                                        Date:___________________________________